                                                                   EXHIBIT 10.55


                     [ROYAL BANK LETTERHEAD APPEARS HERE]
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September 5, 1996                       Royal Bank of Canada
                                        International Trade Centre-Quebec
                                        1 Place Ville Marie, P.O. Box 6029
                                        Montreal, Quebec H3O3A7
ICON Health & Fitness, Inc.
ICON of Canada, Inc.                    Transit 02121
c/o ICON Health & Fitness, Inc.         (514) 874-5760
1500 South 1000 West
Logan, UT 84321
U.S.A.

                 Re: Our Letter of Credit Number P77452M04061
                 --------------------------------------------

Beneficiaries:                  ICON Health & Fitness, Inc.
                                ICON of Canada, Inc.
                                c/o ICON Health & Fitness, Inc.
                                1500 South 1000 West
                                Logan, UT 84321
                                U.S.A.

        At the request and for the account of Allfitness Inc., a Canadian company (the "Applicant"), we, Royal Bank of Canada, International Trade Centre, 1 Place Ville Marie, Montreal, Quebec (the "Bank") hereby establish in favour of ICON Health & Fitness, Inc. and ICON of Canada, Inc. (the "Beneficiaries"), this Irrevocable Letter of Credit No. P77452M04061 for the aggregate amount set forth below, available in multiple drawings, bearing this Letter of Credit Number P77452M04061, each such drawing to be subject to the conditions specified below.

        The aggregate amount that may be drawn on this Letter of Credit shall not exceed Two million one hundred thousand Canadian Dollars (CAD$2,100,000). Each honored drawing on this Letter of Credit shall reduce the aggregate amount of this letter of Credit pro tanto.
                         --- -----

        This Letter of Credit will become effective immediately upon issuance by the Bank and shall automatically expire and be null and void at 5:00 PM, Montreal time, on September 3, 1997 (the "Expiration Date") or, in the event the Expiration Date hereof is extended by the Bank in writing on one or more occasions, at 5:00 PM, Montreal time, upon such extended Expiration Date (the "Extended Expiration Date"). This Letter of Credit shall be promptly surrendered to the Bank after the Expiration Date or the Extended Expiration Date, as applicable.

        Subject to the conditions set out in this Letter of Credit, the Bank hereby undertakes to pay the amount claimed in any demand for payment made under and in compliance with the terms of this Letter of Credit upon presentation, at Royal Bank of Canada, International Trade Center-Quebec, 1 Place Ville Marie, Montreal, Quebec, Canada (the "Montreal Office"), prior to 5:00 PM, Montreal time, on any business day no later than the third business day next

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preceding the Expiration Date or the Extended Expiration Date, as applicable, of the following documents:

        1.   the original of this Letter of Credit; AND

        2.   either document i) or document ii):

             i) a written demand for payment in the form attached hereto as Exhibit A, duly completed and signed by a duly authorized officer of the Applicant and of each Beneficiary respectively;

                                      OR

             ii) a written demand for payment in the form attached hereto as Exhibit B, duly completed and signed by a duly authorized officer of the Applicant and of each Beneficiary respectively.

        The amount to be paid to each of the Beneficiaries with respect to any drawing effected as provided for in paragraph 2. i) above shall be established strictly in accordance with the direction for payment contained in the demand for payment. The Bank shall have no obligation to pay any amount so claimed unless the aggregate amount of the drawing is within the maximum aggregate amount then available under this Letter of Credit and unless the sum of the amounts indicated in the demand for payment as being payable to each Beneficiary equals exactly the amount of such drawing.

        If a demand for payment is made as provided for in paragraph 2. ii) above, the amount claimed in the demand for payment shall not exceed the lesser of:

        -- the maximum aggregate amount available under this Letter of Credit at the time of drawing; and

        -- the aggregate amount set forth in the demand for payment as being payable to either one or both Beneficiaries under the judgment referred to in such demand for payment.

        If, and only if, all the following events occur:

        1. the Bank has received by 5:00 PM, Montreal time, on the third business day next preceding the Expiration Date or Extended Expiration Date, as applicable, the original of this Letter of Credit, together with a certificate in the form attached hereto as Exhibit C duly completed and executed; AND

        2. this letter of credit has not been extended or renewed by the Bank on the Expiration Date or Extended Expiration Date, as applicable, the Bank shall pay to the joint escrow agents indicated in the certificate referred to in 1 above the amount claimed in such certificate in accordance with the instructions contained therein, provided such amount does not exceed the maximum aggregate amount then available for drawing under this Letter of Credit.

        A demand for payment presented prior to 5:00 PM, Montreal time, in accordance with the terms of this Letter of Credit will be paid within three (3) business days of the day of presentation. No demand for payment may be presented on or after 5:00 PM, Montreal time. Business day means any day on which the Montreal Office of the Bank is open for business.

        This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or to which this Letter of Credit relates.

        This Irrevocable Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practices for Documentary Credits (1993 Revision), ICC Publication No. 500 (the "UCP").

        As to matters not governed by the UCP, this Letter of Credit shall be governed by the laws of the Province of Quebec and the laws of Canada applicable therein and shall be construed in accordance with said laws.

                                                 ROYAL BANK OF CANADA

                                                 By:/s/ D. M. Miranda
                                                    ---------------------------
                                                           D.M. MIRANDA

                                                 By:/s/ Suzanne Ratell
                                                    ---------------------------
                                                           SUZANNE RATELL

                                                                       EXHIBIT A


                          FORM OF DEMAND FOR PAYMENT
                          --------------------------

To:  Royal Bank of Canada

Your Letter of Credit No. P77452M04061                       ____________, 199

Gentlemen:


1. The undersigned are, respectively, the Beneficiaries and the Applicant of the above-referenced Letter of Credit.

2. The undersigned hereby confirm that the Beneficiaries are entitled to make a demand for payment for an amount of CAD$______________ under the above-referenced Letter of Credit.

3. The Beneficiaries hereby demand payment of the amount set forth in paragraph
   2. above.

4. You are hereby directed to pay the amount claimed hereunder as follows:

   (a) The sum of CAD$ [A]* to ICON Health & Fitness, Inc., in account number [***] held at [insert name, address (account must be located in the U.S.A. or Canada) and ABA number of applicable bank].

   (b) The sum of CAD$ [B]* to ICON of Canada, Inc., in account number [***] held at [insert name, address (account must be located in the U.S.A. or Canada) and ABA number of applicable bank].

IN WITNESS WHEREOF, each of the Applicant and of the Beneficiaries has hereunto set its hand this ____ day of ____________, 199_ by its duly authorized representative.

                                           Allfitness Inc.

                                           By: ________________________________
                                           Title: _____________________________

                                           ICON Health & Fitness, Inc.

                                           By: ________________________________
                                           Title: _____________________________

                                           ICON of Canada, Inc.

                                           By: ________________________________
                                           Title: _____________________________

- ---------------------------------------
*The sum of A and B cannot exceed the amount set forth in paragraph 2.

                                                                       EXHIBIT B

                          FORM OF DEMAND FOR PAYMENT

To:       Royal Bank of Canada

          Your Letter of Credit No. P77452M04061           _______________, 199_

Gentlemen:

1. The undersigned are, respectively, the Beneficiaries and the Applicant of the above-referenced Letter of Credit.

2. This will confirm that Allfitness Inc. and [either or both of ICON Health & Fitness, Inc. and ICON of Canada, Inc.,] are parties to [insert case name and file number] (the "Case") before [insert name of court] (the "Court"), related to a dispute arising from an L/C Claim under and as defined in the Canco Asset Purchase Agreement dated as of September ___________, 1996 among Allfitness Inc., ICON Health & Fitness, Inc. and ICON of Canada, Inc.;

3. The Court has rendered it judgment in the Case, and the judgment has become final and is not appealable;

4. The net amount payable to [either or both of ICON Health & Fitness, Inc. and ICON of Canada, Inc.] by Allfitness Inc. under the said judgment with respect to such L/C Claim is CAD$_________________________;

5. In the event that the above-mentioned judgment has been rendered in favour of one of the Beneficiaries only, both Beneficiaries agree that such payment be requested under the above-referenced Letter of Credit;

6. The amount claimed hereunder has not otherwise been paid to both or either of the Beneficiaries, whether directly or indirectly;

7. You are hereby requested to effect payment of the aggregate amount of CAD$________________ under the above-referenced Letter of Credit to the order of "___________________", who will receive such payment on behalf of both Beneficiaries under the said Letter of Credit.

IN WITNESS WHEREOF, each of the Applicant and of the Beneficiaries has hereunto set its hand this ______ day of ________________, 199_ by its duly authorized representative.

                                      Allfitness Inc.

                                      By: _______________________________
                                      Title:_____________________________


                                      ICON Health & Fitness, Inc.

                                      By: _______________________________
                                      Title:_____________________________


                                      ICON of Canada, Inc.

                                      By: _______________________________
                                      Title:_____________________________
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                                                                       EXHIBIT C

                                  CERTIFICATE
                                  -----------

To: Royal Bank of Canada

    Your Letter of Credit No. P77452M04061                ___________, 199__

Gentlemen:

The undersigned are the Beneficiaries of the above-referenced Letter of Credit and hereby certify as follows:

1. The Beneficiaries have satisfied the requirements of Section 6.7.1 of the Canco Asset Purchase Agreement among the Beneficiaries and Allfitness Inc. dated September _____, 1996 (the "Agreement") and Allfitness Inc. has not provided the Beneficiaries with a replacement letter of credit satisfying the requirements of the Agreement.

2. Unless the above-referenced Letter of Credit shall have been extended or renewed by the Bank for a period of at least 364 days and for an amount of CAD$_________________on the [Expiration Date] "[Extended Expiration Date]", such amount must be paid to the joint order of Lapointe Rosenstein and Goodman, Philipps and Vineberg, Montreal, [insert instructions for payment] as joint escrow agents under that certain Escrow Agreement among Allfitness Inc., the Beneficiaries and said escrow agents, dated September _________, 1996.

          IN WITNESS WHEREOF, each of the Beneficiaries has hereunto set its hand this _______day of _____________ 199___ by its duly authorized representative.


                                        ICON Health & Fitness, Inc.

                                        By:
                                           -----------------------------

                                        Title:
                                              --------------------------


                                        ICON of Canada, Inc.

                                        By:
                                           -----------------------------

                                        Title:
                                              --------------------------


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Retain the applicable wording only

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                  [LOGO OF ROYAL BANK OF CANADA APPEARS HERE]

                   PLACE VILLE MARIE BUSINESS BANKING CENTRE

                      CENTRE D'AFFAIRES PLACE VILLE-MARIE

                        COVER PAGE FOR TELECOPIER USE
        PAGE DE COUVERTURE POUR UTILISATION DU BELINOGRAPHE/TELECOPIEUR

DATE:           September 6, 1996
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TO/A:           /s/ Ms. Still Well
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FAX NO./
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NO. TELECOPIEUR  (212) 753-1574                 TEL. NO.:  (   )
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NO. OF PAGES (INCLUDING COVER PAGE)/
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NO. DE PAGES (INCLUANT LA PAGE COUVERTURE):           7
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FROM/DE:     /s/ Andre' Filiox
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TEL.:        (514) 874-5548
             -----------------

OUR FAX NO./NO. DE TELECOPIEUR:     (514) 874-3144
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           PLEASE DELIVER THE FOLLOWING MESSAGE AS SOON AS POSSIBLE
               VEUILLES REMETTRE CE MESSAGE LE PLUS TOT POSSIBLE
                              THANK YOU  /  MERCI

COMMENTS/
COMMENTAIRES:
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